UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2009

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Treaty Energy Corporation

(Exact Name of Registrant as Specified in Charter)

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Nevada	000-28015	86-0884116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 Louisiana, Suite 1400, Houston, Texas 77002

(Address of principal executive offices)

(713) 425–5377

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2009, the Company received correspondence from the former directors of the company regarding their removal as such and the Company’s previous Form 8-K filing announcing their departure. The Company is filing this correspondence pursuant to Item 5.02(a)(3)(iii).

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

17.1	Resignation Letter of Gary Dunham
17.2	Resignation Letter of Ronda Hyatt
17.3	Resignation Letter of David Hallin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Treaty Energy Corporation (Registrant)

Dated:	September 22, 2009	By:	/s/ RANDALL NEWTON
Randall Newton Chief Executive Officer

EXHIBITS

17.1	Resignation Letter of Gary Dunham
17.2	Resignation Letter of Ronda Hyatt
17.3	Resignation Letter of David Hallin

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